UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
September 12, 2007

PHARMACOPEIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-50523	51-0418085
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

PO Box 5350, Princeton, New Jersey		08543-5350
(Address of principal executive offices)		(Zip Code)

(609) 452-3600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On September 17, 2007, Pharmacopeia, Inc. (the “Company”) expects to make a presentation concerning its business at Merriman Curhan Ford’s 4th Annual Investor Summit in San Francisco, California.  The materials to be utilized during the presentation are attached as Exhibit 99.1 to this report.

The information in this Item 7.01 of this report and Exhibit 99.1 is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01. Other Events

On September 12, 2007, the Company announced that based on initial results from the its Phase 1 multiple ascending dose (MAD) study of its lead internal product candidate, PS433540 (DARA), no safety or tolerability issues were observed with any of the doses under evaluation.  The Company also announced that as a result, the study will be expanded to include a 1,000 mg dose.

The Company’s press release dated September 12, 2007 related to the announcement is attached hereto as Exhibit 99.2.

On September 17, 2007, the Company announced the initiation of a Phase 2a clinical study of PS433540.  The Company announced that the objective of the Phase 2a randomized, double-blind, placebo-controlled, parallel-group study is to evaluate the compound’s safety and efficacy in subjects with Stage I and Stage II hypertension.  This multi-center trial is expected to enroll 170 subjects.  After a lead-in period, patients will be randomized into three study arms (placebo and two active arms of 200 mg and 500 mg) receiving PS433540 or placebo once daily for 28 days.  Following the four week treatment period, investigators will evaluate the patients’ change from baseline in mean 24-hour ambulatory systolic blood pressure; mean 24-hour ambulatory diastolic blood pressure; and mean seated systolic and diastolic blood pressure.

The Company’s press release dated September 17, 2007 related to the announcement is attached hereto as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits

(d)                                 Exhibits

Exhibit
Number

99.1	Presentation Materials

99.2	Press Release dated September 12, 2007

99.3	Press Release dated September 17, 2007

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHARMACOPEIA, INC.

	By:	/s/ Stephen C. Costalas
Stephen C. Costalas, Executive Vice President, General Counsel and Secretary

Date: September 17, 2007